UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 24, 2004

SAXON CAPITAL, INC.

(Exact name of registrant as specified in its charter)

_________________

Maryland	000-50945	30-0228584
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4860 Cox Road, Suite 300 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

        Registrant’s telephone number, including area code (804) 967-7400

Formerly Saxon REIT, Inc.

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into Material Definitive Agreements

        On September 13, 2004, (a) Saxon Capital, Inc. (f/k/a Saxon REIT, Inc.) (the “Company”) and Saxon Capital, Inc. (“Old Saxon Capital”) entered into Amended and Restated Employment Agreements with each of Michael L. Sawyer, Robert B. Eastep, and Bradley D. Adams, effective upon completion of Old Saxon Capital’s conversion to a real estate investment trust, or REIT, which occurred on September 24, 2004; (b) Old Saxon Capital’s 2001 Stock Incentive Plan was adopted by the Company effective upon the consummation of the REIT conversion on September 24, 2004; and (c) Old Saxon Capital’s 2004 Employee Stock Purchase Plan was adopted by the Company effective upon the consummation of the REIT conversion on September 24, 2004. The material terms of each of the Amended and Restated Employment Agreements, the 2001 Stock Incentive Plan, and the 2004 Employee Stock Purchase Plan were described in the Company’s Registration Statement on Form S-4 (File No. 333-112834)(the “Form S-4”).

        Each of the Amended and Restated Employment Agreements, included as Exhibits 10.1, 10.2 and 10.3 to this report, are incorporated herein by reference. The 2001 Stock Incentive Plan was filed as an exhibit to Old Saxon Capital’s Registration Statement on Form S-1 (File No. 333-71052), and is incorporated herein by reference. The 2004 Employee Stock Purchase Plan was included in the Form S-4, and is incorporated herein by reference.

Item 5.02. Election of Directors; Appointment of Principal Officers

        On September 13, 2004, the Company appointed Michael L. Sawyer, its Chief Executive Officer, to the additional office of President. As disclosed in Item 1.01 above, Mr. Sawyer entered into an Amended and Restated Employment Agreement on September 13, 2004 effective upon the completion of the REIT conversion transaction, which occurred on September 24, 2004.

        On September 13, 2004, Richard A. Kraemer (member of the Compensation, Executive, Audit, and Nominating and Corporate Governance Committees), Edward G. Harshfield (member of the Audit, Compensation, and Nominating and Corporate Governance Committees), David D. Wesselink (member of the Audit, Compensation, and Nominating and Corporate Governance Committees), and Thomas J. Wageman (member of the Nominating and Corporate Governance, Audit, Compensation, and Executive Committees) began terms of service on the Board of Directors of the Company. Each was currently serving as a Director of Old Saxon Capital along with Michael L. Sawyer who had served as sole Director of the Company prior to September 13, 2004. As disclosed in the Form S-4, effective upon approval by Old Saxon Capital shareholders of the proposed merger and REIT conversion at Old Saxon Capital’s Annual Meeting of Shareholders on September 13, 2004, each Director of Old Saxon Capital became a Director of the Company.

Item 8.01. Other Events

        On September 24, 2004, the Company announced by press release the closing of the initial public offering of the Company’s common stock and the completion of the REIT conversion transaction. A copy of the press release is included as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

10.1 Employment Agreement between Saxon REIT, Inc., Saxon Capital, Inc. and Michael L. Sawyer

10.2 Employment Agreement between Saxon REIT, Inc., Saxon Capital, Inc. and Robert B. Eastep

10.3 Employment Agreement between Saxon REIT, Inc., Saxon Capital, Inc. and Bradley D. Adams

10.4 Saxon Capital, Inc. 2001 Stock Incentive Plan. Filed as exhibit 10.1 to Saxon Capital, Inc.‘s Registration Statement on Form S-1 (File No. 333-71052) and  incorporated herein by reference).

10.5 Saxon Capital, Inc. 2004 Employee Stock Purchase Plan. Filed as Annex C to Saxon Capital, Inc. (f/k/a Saxon REIT, Inc.‘s Registration Statement on Form S-4 (File No. 333-112834) and incorporated herein by reference.

99.1 Press Release dated September 24, 2004.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON CAPITAL, INC. By: /s/Robert B. Eastep —————————————— Robert B. Eastep Executive Vice President, Chief Financial Officer

Date: September 24, 2004

INDEX TO EXHIBITS

Exhibits

10.1 Employment Agreement between Saxon REIT, Inc., Saxon Capital, Inc. and Michael L. Sawyer

10.2 Employment Agreement between Saxon REIT, Inc., Saxon Capital, Inc. and Robert B. Eastep

10.3 Employment Agreement between Saxon REIT, Inc., Saxon Capital, Inc. and Bradley D. Adams

10.4 Saxon Capital, Inc. 2001 Stock Incentive Plan. Filed as exhibit 10.1 to Saxon Capital, Inc.‘s Registration Statement on Form S-1 (File No. 333-71052) and incorporated herein by reference).

10.5 Saxon Capital, Inc. 2004 Employee Stock Purchase Plan. Filed as Annex C to Saxon Capital, Inc. (f/k/a Saxon REIT, Inc.‘s Registration Statement on Form S-4 (File No. 333-112834) and incorporated herein by reference.

99.1 Press Release dated September 24, 2004.